Exhibit 10.1

AMENDMENT
Dated as of November 24, 1998
to
REVOLVING CREDIT AGREEMENT
Dated as of November 25, 1997

       THIS AMENDMENT ("Amendment") dated as of November 24, 1998 is entered into among:

(1)	MANPOWER INC., a Wisconsin corporation (the "Borrower"),
(2)	the banks (the "Banks") listed on the signature pages hereof,
(3)	CREDIT LYONNAIS CHICAGO BRANCH, THE FIRST NATIONAL BANK OF CHICAGO, FLEET NATIONAL BANK and MELLON BANK, N.A. as co-agents for the Banks (the "Co-Agents"),
(4)

CREDIT LYONNAIS NEW YORK BRANCH as the initial issuing bank in respect of "Facility Letters of Credit" (the "Issuing Bank"), and CREDIT LYONNAIS CHICAGO BRANCH as an agent for such Issuing Bank (the "Issuing Bank Agent"), under the Credit Agreement referred to below,

(5)	CITIBANK INTERNATIONAL PLC as agent (the "Euro-Agent") for the Banks in connection with certain of the "Eurocurrency Advances" made under the Credit Agreement, and
(6)	CITIBANK, N.A. ("Citibank") as agent (the "Agent") for the Banks and the Issuing Banks under the Credit Agreement referred to below.

       PRELIMINARY STATEMENT. The Borrower, certain of the Banks, the Co-Agents, the Issuing Bank, the Issuing Bank Agent, the Euro-Agent and the Agent have entered into a Revolving Credit Agreement dated as of November 25, 1997 (as amended prior to the date hereof, the "Credit Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein). The Borrower has requested that the Credit Agreement be amended as hereinafter set forth. The parties to the Credit Agreement are, on the terms and conditions stated below, agreeable to granting the request of the Borrower.

       SECTION 1. Amendment. The parties to the Credit Agreement hereby agree, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, to the following amendments:

       1.1     Section 7.02(d) of the Credit Agreement is amended to delete the last sentence thereof in its entirety.

       1.2     Section 7.02(e) is amended to delete, in clause (vii) thereof, the amount "$50,000,000" and to substitute the following amount therefor:

       "$100,000,000"

       1.3     Section 7.02 of the Credit Agreement is further amended to add the following provision as new subsection (h) thereof:

       "(h) Securitization Facilities. At any time sell, assign or otherwise dispose of all or any material portion of the Borrower's or any Subsidiary of the Borrower's accounts receivable, lease receivables or other rights to receive payment or income (any of the foregoing being a "Receivable"); provide that notwithstanding anything contained in Section 7.02 to the contrary, the Borrower or any of its Subsidiaries may enter into one or more agreements contemplating the sale, assignment or other transfer of its Receivables, whether constituting a "true sale" or secured financing for accounting, tax or any other purpose (each, a "Receivables Purchase Agreement"), so long as (i) the aggregate outstanding investment or claims held at any time by purchasers, assignees or other transferees of (or of interests in) Receivables under Receivables Purchase Agreements shall not exceed an amount equal to $500,000,000 and (ii) each sale, assignment or other transfer effected under or in connection with a Receivables Purchase Agreement shall be effected on a non-recourse or limited recourse basis."

       SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment executed by the Borrower, such number of Banks as comprise the Majority Banks and the Issuing Bank or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment.

       SECTION 3. Covenants, Representations and Warranties of the Borrower.

       3.1     Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

       3.2     The Borrower hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

       SECTION 4. Reference to and Effect on the Credit Agreement.

       4.1     Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

       4.2     Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

       4.3     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank, the Issuing Bank, any Co-Agent, the Issuing Bank Agent, the Euro-Agent or the Agent under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

       SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

       SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as distinguished from the conflicts of laws rules) of the State of New York.

       SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

MANPOWER INC.

By: /s/ Michael J. Van Handel Title: Senior Vice President and Chief Financial Officer

CITIBANK, N.A., as Agent

By: /s/ Laura A. Siracuse Vice President

CITIBANK INTERNATIONAL PLC, as Euro-Agent

By: /s/ David F. Bassett Title: Vice President

CREDIT LYONNAIS CHICAGO BRANCH, as Co-Agent

By: /s/ Lee E. Greve Title: First Vice President

THE FIRST NATIONAL BANK OF CHICAGO, as Co-Agent

By: /s/ Randall Taylor Title: First Vice President

FLEET NATIONAL BANK, as Co-Agent

By: /s/ Deborah Lawrence Title: Senior Vice President

MELLON BANK, N.A., as Co-Agent

By: /s/ Charles N. Stewart Title: First Vice President

CREDIT LYONNAIS, NEW YORK BRANCH, as Issuing Bank

By: /s/ R. J. Ivosevich Title: Senior Vice President

CREDIT LYONNAIS, CHICAGO BRANCH, as Issuing Bank Agent

By: /s/ Lee E. Greve Title: First Vice President

THE BANKS

CITIBANK, N.A.

By:   /s/ Laura A. Siracuse
      Title:  Vice President

CREDIT LYONNAIS, CHICAGO BRANCH

By:   /s/ Lee E. Greve
      Title:  First Vice President

THE FIRST NATIONAL BANK OF CHICAGO

By:   /s/ Randall Taylor
      Title:  First Vice President

FLEET NATIONAL BANK

By:   /s/ Deborah Lawrence
      Title:  Senior Vice President

MELLON BANK, N.A.

By:   /s/ Charles N. Stewart
      Title:  First Vice President

BANQUE NATIONALE DE PARIS

By:   /s/ Arnaud Collin du Bocage
      Title:  EVP and General Manager

WACHOVIA BANK, N.A.

By:   /s/ Todd J. Eagle
      Title:  Vice President

BANC ONE, WISCONSIN

By:   /s/ [signature]
      Title:  Vice President

THE BANK OF NOVA SCOTIA (For Advances
denominated in Dollars and for Facility Letters of Credit)

By:
      Title:

SCOTIABANK EUROPE PLC (For Advances
denominated in any Alternate Currency)

By:
      Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.
CHICAGO BRANCH

By:   /s/ Hajime Watanabe
      Title:  Deputy General Manager

THE DAI-ICHI KANGYO BANK, LTD.,
CHICAGO BRANCH

By:   /s/ N. Fukatsu
      Title:  Vice President

FIRSTAR BANK MILWAUKEE, N.A.

By:   /s/ R. Bruce Anthony
      Title:  Assistant Vice President

M&I MARSHALL & ILSLEY BANK

By:   /s/ [signature]
      Title:  Vice President

THE SAKURA BANK, LIMITED

By:   /s/ Yasumasa Kikuchi
      Title:  Senior Vice President

SUNTRUST BANK, CENTRAL FLORIDA,
NATIONAL ASSOCIATION

By:   /s/ [signature]
      Title:  Vice President

TORONTO DOMINION (TEXAS), INC.

By:   /s/ Carol Brandt
      Title:  Vice President

PARIBAS

By: /s/ Karen E. Coons Title: Vice President	By: /s/ Ann B. McAloon Vice President